UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 22, 2008 (April 16, 2008)
HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-3.1: ARTICLES SUPPLEMENTARY
EX-3.2: ARTICLES SUPPLEMENTARY
EX-4.1: SPECIMEN CERTIFICATE - SERIES A PREFERRED STOCK

Item 3.03.	Material Modification to Rights of Security Holders.
     On April 22, 2008, Huntington Bancshares Incorporated, a Maryland corporation (the “Company”), issued 500,000 shares of its 8.50% Series A Non-Cumulative Perpetual Convertible Preferred Stock, par value $0.01 per share, with a liquidation preference of $1,000 per share (the “Series A Preferred Stock”), the terms of which are more fully described in the Articles Supplementary of the Company filed with the State Department of Assessments and Taxation of Maryland on April 21, 2008 designating the preferences, limitations, voting powers and relative rights of the Series A Preferred Stock.
     The holders of the Series A Preferred Stock have preferential dividend and liquidation rights over the holders of the Company’s Junior Stock (as defined below). Further, the Company’s ability to declare or pay dividends with respect to, or to redeem, purchase or acquire any of its Junior Stock or Parity Stock (as defined below) became subject to certain restrictions in the event that the Company does not declare dividends on the Series A Preferred Stock during any dividend period. “Junior Stock” means the Company’s common stock and each other class or series of preferred stock the Company may issue in the future, the terms of which does not expressly provide that it ranks on a parity with or senior to the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company. “Parity Stock” means each class or series of preferred stock the Company may issue in the future the terms of which expressly provides that it will rank on a parity with the Series A Preferred Stock as to dividend rights and rights on liquidation, winding up and dissolution of the Company. The applicable restrictions are contained in the Articles Supplementary described in the next sentence.
     A copy of the Articles Supplementary classifying the Series A Preferred Stock and the specimen certificate of the Series A Preferred Stock, which represents the form of certificate that will be issued to holders in the event certificates are ever issued, are attached as Exhibit 3.2 and Exhibit 4.1, respectively, and are incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Board of Directors of the Company, by duly adopted resolutions, reclassified and designated 1,000,000 authorized but unissued shares of Series A Junior Participating Preferred Stock (the “Series A Junior Stock”) of the Company as shares of Serial Preferred Stock, par value $0.01 per share (the “Serial Preferred Stock”), with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the Serial Preferred Stock as set forth in the charter of the Company. The reclassification became effective upon the acceptance for record by the State Department of Assessments and Taxation of Maryland on April 16, 2008 of the Articles Supplementary reclassifying the Series A Junior Stock. A copy of the Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland on April 16, 2008 are attached as Exhibit 3.1 and are incorporated by reference herein.
     The Board of Directors of the Company, and a duly authorized committee thereof, by duly adopted resolutions, classified and designated 575,000 authorized but unissued shares of Serial Preferred Stock as shares of Series A Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the Series A Preferred Stock set forth in the Articles Supplementary classifying the Series A Preferred Stock. The reclassification became effective upon the acceptance for record by the State Department of Assessments and Taxation of Maryland on April 21, 2008 of the Articles Supplementary classifying the Series A Preferred Stock.
     A copy of the Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland on April 21, 2008 and the specimen certificate of the Series A Preferred Stock, which represents the form of certificate that will be issued to holders in the event certificates are ever issued, are attached as Exhibit 3.2 and Exhibit 4.1, respectively, and are incorporated by reference herein.

Item 8.01.	Other Events.
     On April 22, 2008, the Company completed the issuance and sale of 500,000 shares of its Series A Preferred Stock pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated April 16, 2008 between the Company, on the one hand, and Morgan Stanley & Co. Incorporated and Lehman Brothers Inc., as representatives of the several underwriters named in Schedule I therein, on the other hand. The sale of the shares of Series A Preferred Stock was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-131143) filed with the Securities and Exchange Commission.

     A copy of the Underwriting Agreement is attached as Exhibit 1.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 1.1 —	Underwriting Agreement dated April 16, 2008 between the Company, on the one hand, and Morgan Stanley & Co. Incorporated and Lehman Brothers Inc., as representatives of the several underwriters named in Schedule I therein, on the other hand.

Exhibit 3.1 —	Articles Supplementary of the Company filed on April 16, 2008 with the State Department of Assessments and Taxation of Maryland reclassifying 1,000,000 shares of Series A Junior Shares as shares of Serial Preferred Stock.

Exhibit 3.2 —	Articles Supplementary of the Company filed on April 21, 2008 with the State Department of Assessments and Taxation of Maryland classifying 575,000 shares of Serial Preferred Stock as shares of Series A Preferred Stock and designating the preference, limitations, voting powers and relative rights of the Series A Preferred Stock.

Exhibit 4.1 —	Specimen certificate representing the Series A Preferred Stock

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: April 22, 2008	By:	/s/ Richard A. Cheap
Richard A. Cheap
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement dated April 16, 2008 among the Company, on the one hand, and Morgan Stanley & Co. Incorporated and Lehman Brothers Inc., as representatives of the several underwriters named in Schedule I therein, on the other hand.

Exhibit 3.1	Articles Supplementary of the Company filed on April 16, 2008 with the State Department of Assessments and Taxation of Maryland reclassifying 1,000,000 shares of Series A Junior Stock as shares of Serial Preferred Stock.

Exhibit 3.2	Articles Supplementary of the Company filed on April 21, 2008 with the State Department of Assessments and Taxation of Maryland classifying 575,000 shares of Serial Preferred Stock as shares of Series A Preferred Stock and designating the preference, limitations, voting powers and relative rights of the Series A Preferred Stock.

Exhibit 4.1	Specimen certificate representing the Series A Preferred Stock